UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2018 (May 15, 2018)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Dairy Ashford Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 293-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

ConocoPhillips held its annual meeting of stockholders on May 15, 2018.  The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

ELECTION OF DIRECTORS

All 10 nominated directors were elected to serve a one-year term.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Charles E. Bunch	821,796,301	19,653,101	2,278,570	192,733,171
Caroline Maury Devine	834,794,057	6,653,075	2,280,840	192,733,171
John V. Faraci	821,008,597	20,334,001	2,385,374	192,733,171
Jody Freeman	826,537,752	14,902,525	2,287,695	192,733,171
Gay Huey Evans	826,823,004	14,439,575	2,465,393	192,733,171
Ryan M. Lance	809,305,722	27,087,911	7,334,339	192,733,171
Sharmila Mulligan	827,293,105	13,360,005	3,074,862	192,733,171
Arjun N. Murti	832,835,974	8,480,212	2,411,786	192,733,171
Robert A. Niblock	815,382,836	25,939,506	2,405,630	192,733,171
Harald J. Norvik	795,460,349	35,498,701	12,768,922	192,733,171

RATIFICATION OF AUDITORS

The ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2018 was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of Ernst & Young LLP as ConocoPhillips’ Independent Registered Public Accounting Firm	1,003,992,015	29,614,644	2,854,484	—

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory approval of the compensation of our Named Executive Officers was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Advisory Approval of the Compensation of our Named Executive Officers	779,724,160	59,046,874	4,956,938	192,733,171

STOCKHOLDER PROPOSAL: POLICY TO USE GAAP FINANCIAL METRICS FOR PURPOSES OF DETERMINING EXECUTIVE COMPENSATION.

A stockholder proposal for the Human Resources and Compensation Committee of the Board of Directors of ConocoPhillips to adopt a policy to use generally accepted accounting principles (“GAAP”) when evaluating performance for purposes of determining senior executive compensation was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Use of GAAP Financial Metrics to Determine Executive Compensation	43,437,206	793,340,628	6,950,138	192,733,171

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Janet Langford Carrig
May 16, 2018	Janet Langford Carrig Senior Vice President, Legal, General Counsel and Corporate Secretary